SECURITIES PURCHASE AGREEMENT

BETWEEN

ACHIEVERS MAGAZINE INC.

AND

XINGGUANG INVESTMENT CORPORATION LIMITED

DATED

December 14, 2007

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (the “Agreement”) is made and entered into as of the 14th day of December, 2007 between Achievers Magazine Inc., a Nevada corporation (the “Company”), and XingGuang Investment Corporation Limited, a British Virgin Islands corporation (“Investor”).

RECITALS:

WHEREAS, the Investor wishes to purchase from the Company, upon the terms and subject to the conditions of this Agreement, for the Purchase Price, as hereinafter defined, one or more convertible notes (the “Notes”) in the aggregate principal amount of $1,200,000, which Notes are convertible into either:

(a) an aggregate of (i) 1,200,499 shares of the Company’s Series A Convertible Preferred Stock, par value $.001 per share (“Series A Preferred Stock”), with each share of Series A Preferred Stock being initially convertible into one (1) share of the Company’s common stock, par value $.001 per share (“Common Stock”), subject to adjustment, and (ii) common stock purchase warrants (the “Warrants”) to purchase 3,000,000 shares of Common Stock at $1.20 per share, and 3,000,000 shares of Common Stock at $2.00 per share; or

(b) until the Restated Certificate, as hereinafter defined, is filed with the Secretary of State of Nevada, an aggregate of (i) 1,200,499 shares of the Common Stock, subject to adjustment, and (ii) Warrants to purchase 3,000,000 shares of Common Stock at $1.20 per share, and 3,000,000 shares of Common Stock at $2.00 per share.

WHEREAS, Investor is purchasing Notes in the principal amount set forth in Schedule A of this Agreement;

WHEREAS, upon conversion of the Note, the Common Stock and Warrants will be issued in the names set forth in Schedule A;

WHEREAS, contemporaneously with the Closing, the Company is acquiring all of the issued and outstanding capital stock of Talent Int’l Investment Limited, a British Virgin Islands corporation (“Talent”), which owns all of the capital stock of Xinghe Yongle Carbon Co., Ltd., a corporation organized under the laws of the People’s Republic of China as a wholly foreign owned enterprised (“Yongle”); and

WHEREAS, Yongle is a party to agreements with Xinghe Xingyong Carbon Co., Ltd., a corporation organized under the laws of the People’s Republic of China (the “PRC Company”), pursuant to which Yongle has the right to advise, consult, manage and operate the business and assets of the PRC Company and collect and own all of its net profits, and, has voting and other rights pursuant to a proxy and voting agreement and a voting trust and escrow agreement as a result of which Yongle has voting control over the PRC Company; and

SECURITIES PURCHASE AGREEMENT BETWEEN
ACHIEVERS MAGAZINE INC. AND XINGGUANG INVESTMENT CORPORATION LIMITED

WHEREAS, the parties intend to memorialize the terms on which the Company will sell to the Investor and the Investor will purchase the Securities;

NOW, THEREFORE, in consideration of the mutual covenants and premises contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby conclusively acknowledged, the parties hereto, intending to be legally bound, agree as follows:

Article 1

INCORPORATION BY REFERENCE AND DEFINITIONS

1.1 Incorporation by Reference. The foregoing recitals and the Exhibits and Schedules attached hereto and referred to herein, are hereby acknowledged to be true and accurate, and are incorporated herein by this reference.

1.2 Supersedes Other Agreements. This Agreement, to the extent that it is inconsistent with any other instrument or understanding among the parties, shall supersede such instrument or understanding to the fullest extent permitted by law. A copy of this Agreement shall be filed at the Company’s principal office.

1.3 Certain Definitions. For purposes of this Agreement, the following capitalized terms shall have the following meanings (all capitalized terms used in this Agreement that are not defined in this Article 1 shall have the meanings set forth elsewhere in this Agreement):

1.3.1 “4.9% Limitation” has the meaning set forth in Section 2.1.2 of this Agreement.

1.3.2 “1933 Act” means the Securities Act of 1933, as amended.

1.3.3 “1934 Act” means the Securities Exchange Act of 1934, as amended.

1.3.4 “Affiliate” means a Person or Persons directly or indirectly, through one or more intermediaries, controlling, controlled by or under common control with the Person(s) in question. The term “control,” as used in the immediately preceding sentence, means, with respect to a Person that is a corporation, the right to the exercise, directly or indirectly, of more than 50% of the voting rights attributable to the shares of such controlled corporation and, with respect to a Person that is not a corporation, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such controlled Person.

1.3.5 “Articles” means the articles of incorporation of the Company, as the same may be amended from time to time.

1.3.6 “Authorized Stock Proviso” has the meaning set forth in Section 4.4.3 of this Agreement.

1.3.7 “Bylaws” means the bylaws of the Company, as the same may be amended from time to time.

SECURITIES PURCHASE AGREEMENT BETWEEN
ACHIEVERS MAGAZINE INC. AND XINGGUANG INVESTMENT CORPORATION LIMITED

1.3.8 “Certificate of Designation” means the certificate of the rights, preferences and privileges, subject to the limitations, with respect to the Series A Preferred Stock. The Certificate of Designation shall be in substantially the form of Exhibit A to this Agreement.

1.3.9 “Closing” means the consummation of the transactions contemplated by this Agreement, all of which transactions shall be consummated contemporaneously with the Closing.

1.3.10 “Closing Date” means the date on which the Closing occurs.

1.3.11 “Common Stock” means the Company’s common stock, which is presently designated as the common stock, par value $.00002 per share. Pursuant to the Restated Certificate, the par value will be changed to $.001 per share.

1.3.12 “Company’s Governing Documents” means the Articles and Bylaws.

1.3.13 “EBITDA” means consolidated earnings before interest, taxes, depreciation and amortization, determined in accordance with GAAP.

1.3.14 “Exempt Issuance” means the issuance of (a) shares of Common Stock or options to employees, officers, directors of and consultants (other than consultants whose services relate to the raising of funds) of the Company pursuant to any stock or option plan that was or may be adopted by a majority of independent members of the Board of Directors of the Company or a majority of the members of a committee of independent directors established for such purpose, (b) securities upon the exercise of or conversion of any (i) securities issued hereunder and pursuant to the Registration Rights Agreement, the Notes, the Warrants and the Certificate of Designation, (ii) any other options, warrants or convertible securities which are outstanding on after completion of the Closing or (iii) securities issued pursuant to options and warrants issued under a plan adopted pursuant to (a) above, and (c) securities issued pursuant to acquisitions, licensing agreements, or other strategic transactions, provided any such issuance shall only be to a Person which is, itself or through its subsidiaries, an operating company in a business which the Company’s board of directors believes is beneficial to the Company and in which the Company receives benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

1.3.15 “GAAP” means United States generally accepted accounting principles consistently applied.

1.3.16 “Material Adverse Effect” means any adverse effect on the business, operations, properties or financial condition of the Company or any of its Subsidiaries that is material and adverse to the Company and its Subsidiaries taken as a whole and/or any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company or any Subsidiary to perform any of its material obligations under this Agreement, the Registration Rights Agreement or the Warrants or to perform its obligations under any other material agreement.

1.3.17 “Nevada Law” shall mean the Nevada Corporation Law.

SECURITIES PURCHASE AGREEMENT BETWEEN
ACHIEVERS MAGAZINE INC. AND XINGGUANG INVESTMENT CORPORATION LIMITED

1.3.18 “Note(s)” shall have the meaning set forth in the introductory paragraph of this Agreement and shall be in substantially the form of Exhibit B to this Agreement.

1.3.19 “Person” means an individual, partnership, firm, limited liability company, trust, joint venture, association, corporation, or any other legal entity.

1.3.20 “PRC Agreements” shall mean the agreements between Yongle and the PRC Company.

1.3.21 “PRC Company Stockholders” shall mean the stockholders of the PRC Company, which, as of the date of this Agreement, are ____________________________.

1.3.22 “Preferred Stock” means the preferred stock, par value $.001 per share, as created by the Restated Certificate.

1.3.23 “Proxy Statement” means a proxy statement filed with the SEC pursuant to Section 14(a) of the 1934 Act which seeks stockholder approval of the Restated Certificate or an information statement pursuant to Section 14(c) of the 1934 Act advising stockholders that the holders of a majority of the shares of Common Stock have approved the Restated Certificate, whichever shall be appropriate.

1.3.24 “Purchase Price” means the $1,200,000 to be paid by the Investor to the Company for the Securities.

1.3.25 “Registration Rights Agreement” means the registration rights agreement between the Investor and the Company in substantially the form of Exhibit C to this Agreement.

1.3.26 “Registration Statement” means the registration statement under the 1933 Act to be filed with the SEC for the registration of the Shares pursuant to the Registration Rights Agreement.

1.3.27 “Related Companies” shall mean Sincere, Talent and the PRC Company, each of which is a “Related Company.”

1.3.28 “Restated Certificate” means the restated certificate of incorporation which is in substantially the form of Exhibit D to this Agreement.

1.3.29 “Securities” means the Note, the shares of Series A Preferred Stock, the Warrants and the Shares.

1.3.30 “SEC” means the Securities and Exchange Commission.

1.3.31 “SEC Documents” means, at any given time, the Company’s latest Form 10-K or Form 10-KSB and all Forms 10-Q or 10-QSB and 8-K and all proxy statements or information statements filed between the date the most recent Form 10-K or Form 10-KSB was filed and the date as to which a determination is being made.

SECURITIES PURCHASE AGREEMENT BETWEEN
ACHIEVERS MAGAZINE INC. AND XINGGUANG INVESTMENT CORPORATION LIMITED

1.3.32 “Series A Preferred Stock” means the shares of Series A Preferred Stock having the rights, preferences and privileges and subject to the limitations set forth in the Certificate of Designation.

1.3.33 “Shares” means, collectively, the shares of Common Stock issued or issuable (i) upon conversion of the Notes or Series A Preferred Stock and (ii) upon exercise of the Warrants.

1.3.34 “Subsidiary” means an entity in which the Company and/or one or more other Subsidiaries directly or indirectly own either 50% of the voting rights or 50% of the equity interests.

1.3.35 “Subsequent Financing” means any offer and sale of shares of Preferred Stock or debt that is initially convertible into shares of Common Stock or otherwise senior or superior to the Series A Preferred Stock.

1.3.36 “Total Shares” means the number of shares of Common Stock as have been or would be issued upon conversion of the Notes and the Series A Preferred Stock and Warrants issuable upon conversion of the Notes. The number of Total Shares shall be adjusted to reflect any change in the conversion price of the Notes or Series A Preferred Stock and the expiration of any Warrants.

1.3.37 “Transaction Documents” means this Agreement, all Schedules and Exhibits attached hereto, the Notes, the Certificate of Designation, the Warrants, the Registration Rights Agreement, the Closing Escrow Agreement and all other documents and instruments to be executed and delivered by the parties in order to consummate the transactions contemplated hereby.

1.3.38 “Unsold Shares” means the difference between (a) the number of shares of Series A Preferred Stock which were initially issued upon conversion of the Notes and (b) the number of shares of Series A Preferred Stock, regardless of when such shares were issued, which have been converted into Common Stock with the Common Stock having been sold.

1.3.39 “Warrants” means the common stock purchase warrants in substantially the forms of Exhibits E-1 and E-2 to this Agreement.

1.4 References. All references in this Agreement to “herein” or words of like effect, when referring to preamble, recitals, article and section numbers, schedules and exhibits shall refer to this Agreement unless otherwise stated.

1.5 Value of Series A Preferred Stock. Wherever this Agreement provides for the delivery of shares of Series A Preferred Stock in satisfaction of an obligation under this Agreement, a share of Series A Preferred Stock shall have a value equal to the market price of the shares of Common Stock issuable upon conversion of the Series A Preferred Stock

Article 2

SALE AND PURCHASE OF NOTES; PURCHASE PRICE

2.1 Sale of Notes.

SECURITIES PURCHASE AGREEMENT BETWEEN
ACHIEVERS MAGAZINE INC. AND XINGGUANG INVESTMENT CORPORATION LIMITED

Upon the terms and subject to the conditions set forth herein, and in accordance with applicable law, the Company agrees to sell to the Investor, and Investor agrees to purchase from the Company. The Purchaser Price shall be paid as follows: (a) at least $217,000 has been paid on behalf of the Company by the Investor, (b) $183,000 is payable at the closing, (c) $400,000 is payable on March 31, 2008 and (d) $400,000 is payable on June 30, 2008. At or prior to the Closing the Investor shall wire the that portion of the Purchase Price that is payable at closing to the Escrow Agent, who shall release the Purchase Price to the Company upon receipt of instructions from the Investor and the Company.

2.1.1 Except as expressly provided in the Certificate of Designation and the Warrants, an Investor shall not be entitled to convert the Notes or Series A Preferred Stock into shares of Common Stock or to exercise the Warrants to the extent that such conversion or exercise would result in beneficial ownership by the Investor and its Affiliates of more than 4.9% of the then outstanding number of shares of Common Stock on such date after giving effect to such conversion or exercise. For the purposes of this Agreement beneficial ownership shall be determined in accordance with Section 13(d) of the 1934 Act, and Regulation 13d-3 thereunder. The limitation set forth in this Section 2.1.3 is referred to as the “4.9% Limitation.” As a result of the 4.9% Limitation, no Investor will have 5% of the voting power of the Company; provided, however, that this sentence shall not affect any of an Investor’s rights under the Certificate of Designation.

Article 3

CLOSING DATE AND DELIVERIES AT CLOSING

3.1 Closing Date. The Closing of the transactions contemplated by this Agreement, unless expressly determined herein, shall be held at the offices of the Sichenzia Ross Friedman Ference LLP, 61 Broadway, New York, New York 10006, at 2:00 P.M. local time, on the Closing Date or on such other date and at such other place as may be mutually agreed by the parties, including closing by facsimile with originals to follow.

3.2 Deliveries by the Company. In addition to and without limiting any other provision of this Agreement, the Company agrees to deliver, or cause to be delivered, to the escrow agent under the Escrow Agreement, the following:

(a) At or prior to Closing, an executed Agreement with all exhibits and schedules attached hereto;

(b) At the Closing, Notes in the names of the Investor in the amounts set forth in Schedule A to this Agreement;

(c) The executed Registration Rights Agreement;

(d) Evidence that the Company has acquired all of the shares of Talent.

(e) Executed disbursement instructions;

SECURITIES PURCHASE AGREEMENT BETWEEN
ACHIEVERS MAGAZINE INC. AND XINGGUANG INVESTMENT CORPORATION LIMITED

(f) Copies of all SEC correspondence since last Form 10-KSB and any correspondence which was issued prior to the last Form 10-KSB which has not been resolved to the satisfaction of the SEC.

(g) Certifications in form and substance acceptable to the Company and the Investor from any and all brokers or agents involved in the transactions contemplated hereby as to the amount of commission or compensation payable to such broker or agent as a result of the consummation of the transactions contemplated hereby and from the Company or Investor, as appropriate, to the effect that reasonable reserves for any other commissions or compensation that may be claimed by any broker or agent have been set aside;

(h) Management letter from the Company’s registered independent accounting firm or confirmation from such firm that no such letter were issued in connection with the Company’s most recent audit;

(i) Evidence of approval of the Board of Directors of the Company of the Transaction Documents and the transactions contemplated hereby and thereby;

(j) Evidence that the Restated Certificate has been approved by the directors, and that the board of directors has authorized the filing of the Proxy Statement with the SEC.

(k) Good standing certificate from the Secretary of State of the State of Nevada;

(l) Copy of the Company’s Articles, as currently in effect, certified by the Secretary of State of the State of Nevada;

(m) An opinion from the Company’s PRC counsel that (i) each of the Related Companies is legally established and validly existing as an independent legal entity; (ii) each of the Related Companies is an independent legal person and none of them is exposed to liabilities incurred by the other party; (iii) the PRC Agreements constitute valid and binding obligations of the parties to such agreements, and (iv) each of the PRC Agreements and the rights and obligations of the parties thereto are enforceable and valid in accordance with the laws of the PRC;

(n) Such other documents or certificates as shall be reasonably requested by Investor or their counsel; and

(o) The Company must be current in its filings with the SEC, and the Company’s Common Stock must be trading on the OTC Bulletin Board.

3.3 Deliveries by Investor. In addition to and without limiting any other provision of this Agreement, the Investor agree to deliver, or cause to be delivered, to the Escrow Agent under the Escrow Agreement, the following:

(a) A deposit from each Investor as to the Investor’s portion of the Purchase Price;

(b) The executed Agreement with all Exhibits and Schedules attached hereto;

SECURITIES PURCHASE AGREEMENT BETWEEN
ACHIEVERS MAGAZINE INC. AND XINGGUANG INVESTMENT CORPORATION LIMITED

(c) The executed Registration Rights Agreement;

(d) Executed disbursement instructions; and

(e) Such other documents or certificates as shall be reasonably requested by the Company or its counsel.

3.4 Delivery of Original Documents. In the event any document provided to the other party in Paragraphs 3.2 and 3.3 herein are provided by facsimile, the party shall forward an original document to the other party within seven (7) business days.

3.5 Further Assurances. The Company and each Investor shall, upon request, on or after the Closing Date, cooperate with each other (specifically, the Company shall cooperate with the Investor, and each Investor shall cooperate with the Company) by furnishing any additional information, executing and delivering any additional documents and/or other instruments and doing any and all such things as may be reasonably required by the parties or their counsel to consummate or otherwise implement the transactions contemplated by this Agreement.

3.6 Waiver. An Investor may waive any of the requirements of Section 3.2 of this Agreement, and the Company may waive any of the provisions of Section 3.3 of this Agreement. The Investor may also waive any of the requirements of the Company under the Escrow Agreement.

Article 4

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to the Investor as of the date hereof and as of Closing Date (which warranties and representations shall survive the Closing regardless of any examinations, inspections, audits and other investigations the Investor have heretofore made or may hereinafter make with respect to such warranties and representations) as follows:

4.1 Organization and Qualification. Each of the Company, each Subsidiary and each of the Related Companies is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and has the requisite corporate power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted and is duly qualified to do business in any other jurisdiction by virtue of the nature of the businesses conducted by it or the ownership or leasing of its properties, except where the failure to be so qualified will not, when taken together with all other such failures, have a Material Adverse Effect on the business, operations, properties, assets, financial condition or results of operation of the Company, its Subsidiaries and the Related Companies taken as a whole.

4.2 Company’s Governing Documents. The complete and correct copies of the Company’s Governing Documents (a) have been provided to the Investor and (b) have been filed with the SEC in accordance with the regulations of the SEC and (c) will be in full force and effect on the Closing Date.

4.3 Capitalization.

SECURITIES PURCHASE AGREEMENT BETWEEN
ACHIEVERS MAGAZINE INC. AND XINGGUANG INVESTMENT CORPORATION LIMITED

4.3.1 The authorized and outstanding capital stock of the Company as of the date of this Agreement and as adjusted to reflect the issuance and sale of the Securities pursuant to this Agreement is set forth in Schedule 4.3.l to this Agreement. Schedule 4.3.1 lists all shares and potentially dilutive events, including shares issuable pursuant to employment, consulting and other services agreements, acquisition agreements, options and equity-based incentive plans, debt securities, convertible securities, financing or business relationships as well as each agreement, plan, arrangement or understanding pursuant to which any shares of any class of capital stock may be issued, a copy of each of which has been provided to the Investor.

4.3.2 All shares of capital stock described above to be issued have been duly authorized and when issued, will be validly issued, fully paid and non-assessable and free of preemptive rights.

4.3.3 Except pursuant to this Agreement and as set forth in Schedule 4.3.1, there are no outstanding options, warrants, rights to subscribe for, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, shares of any class of capital stock of the Company, or agreements, understandings or arrangements to which the Company is a party, or by which the Company is or may be bound, to issue additional shares of its capital stock or options, warrants, scrip or rights to subscribe for, calls or commitment of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, any shares of any class of its capital stock. The Company agrees to inform the Investor in writing of any additional warrants granted prior to the Closing Date.

4.3.4 Neither of the PRC Company, nor ____________ has any agreement or understanding, whether formal or informal, which could result in the issuance of any equity securities or right to purchase or otherwise acquire equity securities of such corporation.

4.4 Authority.

4.4.1 The Company has all requisite corporate power and authority to execute and deliver this Agreement, Notes and the Securities issuable upon conversion of the Notes, the Registration Rights Agreement, the Closing Escrow Agreement and any other Transaction Documents to which the Company is a party, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement, the Notes and the Securities issuable upon conversion of the Notes, the Registration Rights Agreement, the Closing Escrow Agreement and any other Transaction Documents to which the Company is a party have been duly authorized by all necessary corporate action and no other corporate proceedings on the part of the Company is necessary to authorize this Agreement or to consummate the transactions contemplated hereby and thereby except as disclosed in this Agreement. This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency and other laws of general application affecting the enforcement of creditors’ rights and except that any the granting of equitable relief is in the discretion of the court.

SECURITIES PURCHASE AGREEMENT BETWEEN
ACHIEVERS MAGAZINE INC. AND XINGGUANG INVESTMENT CORPORATION LIMITED

4.4.2 The Note, when issued pursuant to this Agreement, constitutes the valid, binding and obligation of the Company enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency and other laws of general application affecting the enforcement of creditors’ rights and except that any the granting of equitable relief is in the discretion of the court. The Restated Certificate has been approved by the board of directors. Upon the filing of the Restated Certificate and the Certificate of Designation, the equity Securities issuable upon conversion of the Note, when so issued, will be duly and validly authorized and issued, fully paid and non-assessable and the Warrants will be the valid and binding obligations of the Company, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency and other laws of general application affecting the enforcement of creditors’ rights and except that any the granting of equitable relief is in the discretion of the court. All such Securities, when so issued, will be free and clear of all liens, charges, claims, options, pledges, restrictions, preemptive rights, rights of first refusal and encumbrances whatsoever (other than those incurred by the Investor).

4.4.3 Notwithstanding any contrary representations and warranties, no representation is made with respect to the ability of any Investor to convert the Note or, following the filing of the Restated Certificate and the Certificate of Designation, the Series A Preferred Stock or exercise any Warrant if and to the extent that the conversion price of the Note or the Series A Preferred Stock, as defined in the Note or the Certificate of Designation, or the number of Shares issuable upon exercise of the Warrants would result in the issuance of a number of shares of Common Stock which is greater than the amount by which the authorized Common Stock exceeds the sum of the outstanding Common Stock and the shares of Common Stock reserved for issuance pursuant to outstanding agreements and outstanding options, warrants, rights, convertible securities and other securities upon the exercise or conversion of which or pursuant to the terms of which additional shares of Common Stock may be issuable (the foregoing proviso being referred to as the “Authorized Stock Proviso”).

4.4.4 Each Related Company is legally established, and validly existing as an independent legal entities; (ii) each Related Company is an independent legal person and none of them is exposed to liabilities incurred by the other party; (iii) the PRC Agreements constitute valid and binding obligations of the parties to such agreements, and (iv) each of the PRC Agreements and the rights and obligations of the parties thereto are enforceable and valid in accordance with the laws of the PRC.

4.5 No Conflict; Required Filings and Consents. Neither the execution and delivery of this Agreement by the Company nor the issuance of the Notes and other Transaction Documents, and the performance by the Company of its obligations hereunder and thereunder will: (i) conflict with or violate the Company’s or any Subsidiary’s Governing Instruments; (ii) conflict with, breach or violate any federal, state, foreign or local law, statute, ordinance, rule, regulation, order, judgment or decree (collectively, “Laws”) in effect as of the date of this Agreement and applicable to the Company or any Subsidiary; or (iii) result in any breach of, constitute a default (or an event that with notice or lapse of time or both would become a default) under, give to any other entity any right of termination, amendment, acceleration or cancellation of, require payment under, or result in the creation of a lien or encumbrance on any of the properties or assets of the Company or any Subsidiary pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary or any of their respective properties or assets is bound, other than such violations, conflicts, breaches, defaults, terminations, accelerations or creations of liens that would not, in the aggregate, have a Material Adverse Effect except to the extent that stockholder approval may be required as a result of the Authorized Stock Proviso, in which event, the Company will seek stockholder approval to an increase in the authorized Common Stock sufficient to enable the Company to be in compliance with this Section 4.5. Neither the execution of this Agreement nor the consummation of the terms contemplated by this Agreement will impair Investor’s rights under the PRC Agreements.

SECURITIES PURCHASE AGREEMENT BETWEEN
ACHIEVERS MAGAZINE INC. AND XINGGUANG INVESTMENT CORPORATION LIMITED

4.6 Reports and Financial Statements.

4.6.1 The consolidated financial statements of the Related Companies for the years ended July 31, 2007 and 2006, including consolidated balance sheets, statements of operations, stockholders’ equity and cash flows, together with the notes thereon, certified by Amisano Hanson, Chartered Accountants (“Amisano”), the Company’s independent registered accounting firm, together with the unaudited consolidated financial statements for the three months ended October 31, 2007 and 2006, which have been reviewed by Amisano have been delivered to the Investor. Each of the consolidated balance sheets fairly presents the financial position of the Related Companies, as of its date, and each of the consolidated statements of income, stockholders’ equity and cash flows (including any related notes and schedules thereto) fairly presents the results of operations, cash flows and changes in stockholders’ equity, as the case may be, of the Related Companies for the periods to which they relate, in each case in accordance with GAAP consistently applied during the periods involved. Amisano is independent as to the Company and each of the Related Companies in accordance with the rules and regulations of the SEC. The books and records of the Related Companies have been, and are being, maintained in all material respects in accordance with GAAP and any other applicable legal and accounting requirements and reflect only actual transaction. Neither the Company nor any of the Related Companies has received any advice from Amisano to the effect that there is any significant deficiency or material weakness in the Company’s or any Related Party’s controls or recommending any corrective action on the part of the Company or any Related Party. Neither the Company nor any Related Party has any contingent liability which is not reflected in the financial statements. To the extent that the consolidated financial statements of Amisano do not include the financial condition or results of operations of the PRC Company, separate statements for the PRC Company, conforming to the delivery requirements of this Section 4.6.1, shall have been delivered.

4.6.2 The Company’s Form 10-KSB for the year ended July 31, 2007, contains the audited financial statements of the Company, certified by Amisano Hanson, Chartered Accountants, (“Amisano”), the Company’s independent registered accounting firm, for the years ended July 31, 2007 and 2006. The balance sheets fairly present the financial position of the Company, as of their respective dates, and each of the consolidated statements of income, stockholders’ equity and cash flows (including any related notes and schedules thereto) fairly presents the results of operations, cash flows and changes in stockholders’ equity, as the case may be, of the Company for the periods to which they relate, in each case in accordance with GAAP consistently applied during the periods involved. Amisano is independent as to the Company in accordance with the rules and regulations of the SEC. The books and records of the Company have been, and are being, maintained in all material respects in accordance with GAAP and any other applicable legal and accounting requirements and reflect only actual transaction. The Company has not received any letters of comments from the SEC relating to any filing made by the Company with the SEC which has not been addressed by an amended filing, and each amended filing fully responds to the questions raised by the staff of the SEC. The Company maintains disclosure controls and procedures that are effective to ensure that information required to be disclosed by the Company in its annual and quarterly reports filed with the SEC is accumulated and communicated to the Company’s management, including its principal executive and financial officers as appropriate, to allow timely decisions regarding required disclosure. There were no significant changes in the Company’s internal controls or other factors that could significantly affect such controls subsequent to December 31, 2006. The Company has not received any advice from Amisano to the effect that there is any significant deficiency or material weakness in the Company’s controls or recommending any corrective action on the part of the Company or any Subsidiary. The Company does not have any contingent liabilities.

SECURITIES PURCHASE AGREEMENT BETWEEN
ACHIEVERS MAGAZINE INC. AND XINGGUANG INVESTMENT CORPORATION LIMITED

4.7 Compliance with Applicable Laws. Neither the Company nor any Subsidiary nor any Related Party is in violation of, or, to the knowledge of the Company is under investigation with respect to or has been given notice or has been charged with the violation of, any Law of a governmental agency, except for violations which individually or in the aggregate do not have a Material Adverse Effect.

4.8 Brokers. Except as set forth on Schedule 4.8, no broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company.

4.9 SEC Documents. The Investor acknowledge that the Company is a publicly held company and has made available to the Investor upon request true and complete copies of any requested SEC Documents. The Company has registered its Common Stock pursuant to Section 12(d) of the 1934 Act, and the Common Stock is quoted and traded on the OTC Bulletin Board of the National Association of Securities Dealers, Inc. The Company has received no notice, either oral or written, with respect to the continued quotation or trading of the Common Stock on the OTC Bulletin Board. The Company has not provided to the Investor any information that, according to applicable law, rule or regulation, should have been disclosed publicly prior to the date hereof by the Company, but which has not been so disclosed. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act, and rules and regulations of the SEC promulgated thereunder and the SEC Documents did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

4.10 Litigation. To the knowledge of the Company, no litigation, claim, or other proceeding before any court or governmental agency is pending or to the knowledge of the Company, threatened against the Company, the prosecution or outcome of which may have a Material Adverse Effect.

4.11 Employment Agreements. Except as disclosed in the Company’s Form 10-KSB for the year ended July 31, 2006 or as otherwise disclosed pursuant to this Agreement, the Company does not have any agreement or understanding with any officer or director, and there has been no material change in the compensation of any officer and director from that shown in said Form 10-KSB.

4.12 Exemption from Registration. Subject to the accuracy of the Investor’ representations in Article V of this Agreement, except as required pursuant to the Registration Rights Agreement, the sale of the Note by the Company to the Investor or the issuance of Series A Preferred Stock or Common Stock and Warrants will not require registration under the 1933 Act. When issued upon conversion of the Notes or the Series A Preferred Stock, as the case may be, or upon exercise of the Warrants in accordance with their terms, the Shares underlying the Preferred Stock and the Warrants will be duly and validly authorized and issued, fully paid, and non-assessable. The Company is issuing Notes, and upon conversion of the Notes, the Preferred Stock and the Warrants in accordance with and in reliance upon the exemption from securities registration afforded, inter alia, by Rule 506 under Regulation D as promulgated by the SEC under the 1933 Act, and/or Section 4(2) of the 1933 Act.

SECURITIES PURCHASE AGREEMENT BETWEEN
ACHIEVERS MAGAZINE INC. AND XINGGUANG INVESTMENT CORPORATION LIMITED

4.13 No General Solicitation or Advertising in Regard to this Transaction. Neither the Company nor any of its Affiliates nor, to the knowledge of the Company, any Person acting on its or their behalf (i) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D as promulgated by the SEC under the 1933 Act) or general advertising with respect to the sale of the Preferred Stock or Warrants, or (ii) made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the Notes, Series A Preferred Stock, Common Stock or Warrants, under the 1933 Act, except as required herein.

4.14 No Material Adverse Effect. Since July 31, 2007, no event or circumstance resulting in a Material Adverse Effect has occurred or exists with respect to the Company, any Subsidiary or any Related Party. No material supplier or customer has given notice, oral or written, that it intends to cease or reduce the volume of its business with the Company, any Subsidiary or any Related Party from historical levels. Since July 31, 2007, no event or circumstance has occurred or exists with respect to the Company, any Subsidiary or any Related Party, that, under any applicable law, rule or regulation, requires or would require, public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed in writing to the Investor.

4.15 Material Non-Public Information. The Company has not disclosed to the Investor any material non-public information that (i) if disclosed, would reasonably be expected to have a material effect on the price of the Common Stock or (ii) according to applicable law, rule or regulation, should have been disclosed publicly by the Company prior to the date hereof but which has not been so disclosed.

4.16 Internal Controls And Procedures. The Company and its Subsidiaries and each of the Related Parties maintain books and records and internal accounting controls which provide reasonable assurance that (i) all transactions to which the Company or any Subsidiary or any Related Party is a party or by which their respective properties are bound are executed with management’s authorization; (ii) the recorded accounting of the Company’s, any Subsidiary’s or any Related Party’s consolidated assets is compared with existing assets at regular intervals; (iii) access to the Company’s, any Subsidiary’s or any Related Party’s consolidated assets is permitted only in accordance with management’s authorization; and (iv) all transactions to which the Company or any Subsidiary or any Related Party is a party or by which any of their respective properties are bound are recorded as necessary to permit preparation of the financial statements of the Company and the Related Companies individually (unless the financial condition and results of operations and cash flows are consolidated with those of the Company under GAAP) in accordance with GAAP.

4.17 Full Disclosure. No representation or warranty made by the Company in this Agreement and no certificate or document furnished or to be furnished to the Investor pursuant to this Agreement contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading.

SECURITIES PURCHASE AGREEMENT BETWEEN
ACHIEVERS MAGAZINE INC. AND XINGGUANG INVESTMENT CORPORATION LIMITED

Article 5

REPRESENTATIONS AND WARRANTIES OF THE INVESTOR

Each Investor severally and not jointly represents and warrants to the Company that:

5.1 Concerning the Investor. The state in which any offer to purchase shares hereunder was made or accepted by such Investor is the state shown as such Investor’s address. The Investor was not formed for the purpose of investing solely in the Securities.

5.2 Authorization and Power. The Investor has the requisite power and authority to enter into and perform this Agreement and to purchase the securities being sold to it hereunder. The execution, delivery and performance of this Agreement by the Investor and the consummation by the Investor of the transactions contemplated hereby have been duly authorized by all necessary partnership action where appropriate. This Agreement, the Registration Rights Agreement and the Closing Escrow Agreement have been duly executed and delivered by such Investor and at the Closing shall constitute valid and binding obligations of such Investor enforceable against the Investor in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

5.3 No Conflicts. The execution, delivery and performance of this Agreement and the consummation by such Investor of the transactions contemplated hereby or relating hereto do not and will not (i) result in a violation of such Investor’s charter documents or bylaws where appropriate or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument to which such Investor is a party, or result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to such Investor or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a Material Adverse Effect on such Investor). The Investor is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of such Investor’s obligations under this Agreement or to purchase the securities from the Company in accordance with the terms hereof, provided that for purposes of the representation made in this sentence, the Investor is assuming and relying upon the accuracy of the relevant representations and agreements of the Company herein.

5.4 Financial Risks. Such Investor acknowledges that such Investor is able to bear the financial risks associated with an investment in the securities being purchased by such Investor from the Company and that it has been given full access to such records of the Company and its Subsidiaries and to the officers of the Company and its Subsidiaries as it has deemed necessary or appropriate to conduct its due diligence investigation. Such Investor is capable of evaluating the risks and merits of an investment in the securities being purchased by the Investor from the Company by virtue of its experience as an investor and its knowledge, experience, and sophistication in financial and business matters and the Investor is capable of bearing the entire loss of its investment in the securities being purchased by the Investor from the Company.

SECURITIES PURCHASE AGREEMENT BETWEEN
ACHIEVERS MAGAZINE INC. AND XINGGUANG INVESTMENT CORPORATION LIMITED

5.5 Accredited Investor. The Investor is (i) an “accredited investor” as that term is defined in Rule 501 of Regulation D promulgated under the 1933 Act by reason of Rule 501(a)(3) and (6), (ii) experienced in making investments of the kind described in this Agreement and the related documents, (iii) able, by reason of the business and financial experience of its officers (if an entity) and professional advisors (who are not affiliated with or compensated in any way by the Company or any of its affiliates or selling agents), to protect its own interests in connection with the transactions described in this Agreement, and the related documents, and (iv) able to afford the entire loss of its investment in the securities being purchased by the Investor from the Company.

5.6 Brokers. No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or Commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of such Investor. Such Investor understands that any obligations under agreements or arrangements with brokers disclosed in Schedule 4.8 are obligations of the Company.

5.7 Knowledge of Company. Such Investor and such Investor’s advisors, if any, have been, upon request, furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the securities being purchased by such Investor from the Company. Such Investor and such Investor’s advisors, if any, have been afforded the opportunity to ask questions of the Company and have received complete and satisfactory answers to any such inquiries.

5.8 Risk Factors. Each Investor understands that such Investor’s investment in the securities being purchased by such Investor from the Company involves a high degree of risk. Such Investor understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the securities being purchased by the Investor from the Company. Such Investor warrants that such Investor is able to bear the complete loss of such Investor’s investment in the securities being purchased by the Investor from the Company.

5.9 Full Disclosure. No representation or warranty made by such Investor in this Agreement and no certificate or document furnished or to be furnished to the Company pursuant to this Agreement contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading. Except as set forth or referred to in this Agreement, Investor does not have any agreement or understanding with any person relating to acquiring, holding, voting or disposing of any equity securities of the Company.

Article 6

COVENANTS OF THE COMPANY

6.1 Registration Rights. The Company shall cause the Registration Rights Agreement to remain in full force and effect according to the provisions of the Registration Rights Agreement and the Company shall comply in all material respects with the terms thereof. The Company does not have any agreement or obligation which would enable any Person to include securities in any registration statement required to be filed on behalf of the Investor pursuant to the Registration Rights Agreement and will not take any action which will give any Person any right to include securities in any such registration statement. Except as contemplated by the Registration Rights Agreement, no Person has any demand or piggyback registration right with respect to any securities of the Company.

SECURITIES PURCHASE AGREEMENT BETWEEN
ACHIEVERS MAGAZINE INC. AND XINGGUANG INVESTMENT CORPORATION LIMITED

6.2 Reservation of Common Stock. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, the maximum number of shares of Common Stock for the purpose of enabling the Company to issue the shares of Common Stock underlying the Notes, Series A Preferred Stock and Warrants.

6.3 Compliance with Laws. The Company hereby agrees to comply and to cause each Subsidiary and each Related Party to comply in all respects with the Company’s reporting, filing and other obligations under the Laws.

6.4 Exchange Act Registration. The Company will continue its obligation to report to the SEC under Section 12 of the 1934 Act and will use its best efforts to comply in all respects with its reporting and filing obligations under the 1934 Act, and will not take any action or file any document (whether or not permitted by the 1934 Act or the rules thereunder) to terminate or suspend any such registration or to terminate or suspend its reporting and filing obligations under the 1934 until the Investor have disposed of all of their Shares.

6.5 Corporate Existence; No Conflicting Agreements. The Company will take all steps necessary to preserve and continue the corporate existence of the Company. The Company shall not enter into any agreement, the terms of which agreement would restrict or impair the right or ability of the Company to perform any of its obligations under this Agreement or any of the other agreements attached as exhibits hereto.

6.6 Listing, Securities Exchange Act of 1934 and Rule 144 Requirements.

6.6.1 The Company shall not take any action which would cause its Common Stock not to be traded on the OTC Bulletin Board, except that the Company may list the Common Stock on the Nasdaq Stock Market or the American or New York Stock Exchange if it meets the applicable listing requirements. If, for any time after the Closing, the Company is no longer in compliance with this Section 6.6.1, then the Company shall pay to the Investor as liquidated damages and not as a penalty, an amount equal to twelve percent (12%) per annum, based on the lesser of (a) the Purchase Price or (b) that percentage of the Purchase Price which the Unsold Shares bears to the number of shares of Common Stock initially issuable upon conversion of the Series A Preferred Stock sold pursuant to this Agreement. The Unsold Shares shall mean shares of Series A Preferred Stock with respect to which both (i) the Series A Preferred Stock has not been converted and (ii) the underlying shares of Common Stock have not been sold or otherwise transferred pursuant to a registration statement or Rule 144. Such damages shall be payable quarterly on the tenth (10th) day of the following calendar quarter, and shall cease at the time the Company begins complying with the provisions of this Section 6.6.1.

6.6.2 Liquidated damages payable pursuant to Sections 6.6.1 shall be payable in shares of Series A Preferred Stock or cash, as the Investor may request. In no event shall the total liquidated damages payable pursuant to Sections 6.6.1, whether in cash or Series A Preferred Stock, exceed in the aggregate twelve percent (12%) of the Purchase Price of the Unsold Shares that are outstanding as of the date on which a computation is being made.

SECURITIES PURCHASE AGREEMENT BETWEEN
ACHIEVERS MAGAZINE INC. AND XINGGUANG INVESTMENT CORPORATION LIMITED

6.7 Independent Directors.

6.7.1 The Company shall have caused the appointment of the majority of the board of directors, which shall not consist of more than seven members, to be independent directors, as defined by the rules of the Nasdaq Stock Market, not later than the ninety (90) days after the Closing Date.

6.7.2 If, at any time subsequent to ninety (90) days after the Closing Date until the earlier of (a) three years from the Closing or (b) the Restriction Termination Date at 90%, the board of directors shall not be composed of a majority of independent directors:

6.7.2.1 for a reason other than for an Excused Reason, the Company shall have 60 days to take such steps as are necessary so that a majority of the Company’s directors are independent directors, and

6.7.2.2 for an Excused Reason, the Company shall have 75 days from the date that the Company becomes aware of the event (or the last event if there are more than one such event) giving rise to the Excused Reason, to take such steps as are necessary so that a majority of the Company’s directors are independent directors.

6.7.3 The term “Excused Reason” shall mean the death or resignation of an independent director or the occurrence of an event whereby an independent director ceases to be independent.

6.7.4 From and after the Closing Date, the Company shall have a chief financial officer who speaks and understands both English and Chinese and is familiar with GAAP (a “qualified CFO”), who may serve on a part time basis until three months after the Closing Date, by which time the Company shall have a full-time qualified CFO. In the event that at any time subsequent to the Closing Date the Company fails to have a qualified CFO, the Company shall, within 60 days from the date that the Company ceases to have a qualified CFO, hire a qualified CFO. If the Company shall not be able to hire a qualified CFO promptly upon the resignation or termination of employment of the former chief financial officer, the Company may engage an accountant or accounting firm to perform the duties of the chief financial officer until a qualified CFO can be hired. In no event shall the Company either (i) fail to file an annual, quarter or other report in a timely manner because of the absence of a qualified CFO, or (ii) not have a person who can make the statements and sign the certifications required to be filed in an annual or quarterly report under the 1933 Act.

6.8 Independent Directors; Committees.  No later than ninety (90) days after the Closing Date, the Company will have an audit committee comprised solely of not less than three independent directors and a compensation committee comprised of not less than three directors, a majority of whom are independent directors. Further, if the Company shall form an executive or nominating committee or any other committee, a majority of the members of such committee shall be independent directors. If at any time subsequent to the Closing Date during the period when the Company is required to have a majority of independent directors pursuant to Section 6.10 of this Agreement, independent directors do not comprise all of the members of the audit committee and a majority of the members of the compensation committee or any other committee within the grace periods provided in Section 6.10, the Company shall pay to the Investor, as liquidated damages and not as a penalty, an amount equal to twelve percent (12%) per annum of the Purchase Price of the then outstanding Series A Preferred Stock payable in the manner and at the time provided in Section 6.10, such payment shall be based on the number of days that such condition exists. The parties agree that the only damages payable for a violation of the terms of this Agreement with respect to which liquidated damages are expressly provided shall be such liquidated damages. Notwithstanding the foregoing, no liquidated damages shall be payable pursuant to this Section 6.11 during any period for which liquidated damages are payable pursuant to Section 6.10.

SECURITIES PURCHASE AGREEMENT BETWEEN
ACHIEVERS MAGAZINE INC. AND XINGGUANG INVESTMENT CORPORATION LIMITED

6.9 Right of First Refusal.

6.9.1 Until the earlier of (i) three years from the date of this Agreement or (ii) such time as the Investor, as a group, cease to own at least five percent (5%) of the total number of shares of Common Stock that were issued or are issuable upon conversion of Series A Preferred Stock that were initially issued to the Investor, in the event that the Company seeks to raise additional funds through a private placement of its securities (a “Proposed Financing”), other than Exempt Issuances, each Investor shall have the right to participate in any subsequent funding by the Company of the offering price on a pro rata basis, based on the percentage that (a) the number of such Investor’s Percentage Shares, without regard to the 4.9% Limitation but excluding shares of Common Stock issuable upon exercise of Warrants, bears to (b) the total number of shares of Common Stock outstanding plus the number of Shares issuable upon conversion of the Series A Preferred Stock and any other series of convertible preferred stock or debt securities, without regard to the 4.9% Limitations any other limitations on exercise such other convertible preferred stock or debt securities. This Section 6.13 shall apply to each such offering based on the total purchase price of the securities being offered by the Company. This right is personal to the Investor and is not transferable, whether in connection with the sale of stock or otherwise.

6.9.2 The terms on which the Investor shall purchase securities pursuant to Proposed Financing shall be the same as such securities are purchased by other Investor. The Company shall give the Investor the opportunity to participate in the offering by giving the Investor not less than ten (10) days notice setting forth the terms of the Proposed Financing. In the event that the terms of the Proposed Financing are changed in a manner which is more favorable to the potential investor, the Company shall provide the Investor, at the same time as the notice is provided to the other potential Investor, with a new ten (10) day notice setting forth the revised terms that are provided to the other potential Investor.

6.9.3 In the event that the Investor does not exercise its right to participate in the Proposed Financing within the time limits set forth in Section 6.13.2 of this Agreement, the Company may sell the securities in the Proposed Financing at a price and on terms which are no more favorable to the Investor than the terms provided to the Investor. If the Company subsequently changes the price or terms so that the price is more favorable to the Investor or so the terms are more favorable to the Investor, the Company shall provide the Investor with the opportunity to purchase the securities on the revised terms in the manner set forth in Section 6.13.2 of this Agreement.

6.10 Price Adjustment. From the Closing Date until such time as the Restriction Termination Date, except for Exempt Issuances, as to which this Section 6.10 does not apply, if the Company closes on the sale or issuance of Common Stock at a price, or warrants, options, convertible debt or equity securities with a exercise price per share or exercise price per share which is less than the Conversion Price, as defined in the Note and the Certificate of Designation, then in effect (such lower sales price, conversion or exercise price, as the case may be, being referred to as the “Lower Price”), the Conversion Price in effect from and after the date of such transaction shall be reduced on a formula basis as follows: The Conversion Price shall be adjusted by multiplying the Conversion Price in effect immediately prior to such issuance by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares plus the number of shares of Common Stock which the aggregate consideration received or receivable for the issuance of such additional shares would purchase at the Conversion Price then in effect, and the denominator of which shall be the number of shares of Common Stock outstanding immediately after the issuance of such additional shares (including the exercise or conversion of all options, warrants and other convertible securities). For purpose of determining the exercise price of warrants issued by the Company, the price, if any, paid per share for the warrants shall be added to the exercise price of the warrants. A similar provision shall be included in the Warrants..

SECURITIES PURCHASE AGREEMENT BETWEEN
ACHIEVERS MAGAZINE INC. AND XINGGUANG INVESTMENT CORPORATION LIMITED

6.11 Restated Certificate. The Company’s board of directors has approved the Restated Certificate. The Company shall promptly, but not later than thirty (30) days after the Closing Date, file the Proxy Statement with the SEC, and shall mail the Proxy Statement to stockholders within five (5) business days after the SEC has completed its review of the Proxy Statement, of, if the SEC does not review the Proxy Statement, within fifteen (15) business days after the Proxy Statement is filed with the SEC. The Company shall schedule an annual or special meeting of stockholders as soon as possible, but not later than twenty five (25) days after the Proxy Statement is mailed to stockholders. The Company shall file the Restated Certificate with the Secretary of State of the State of Nevada promptly, but not later than three (3) business days after the meeting of stockholders at which the Restated Certificate is approved. [names] each agree to vote in favor of the Restated Certificate.

6.12 No Outside Interests. Until the Restriction Termination Date, the Company’s chairman and chief executive officer will devote their full time and attention to the business of the Company and shall not have any business interests or activities other than as chairman or chief executive officer, as the case may be, except that he or she may devote time, which shall not be material and which shall not interfere with his or her duties as the Company’s chairman or chief executive officer, as the case may be, to personal passive investments and charitable and community activities. Furthermore, none of the PRC Company Stockholders shall have any interests or engage in any business which is directly or indirectly competitive with that of the Company or any Related Party.

Article 7

COVENANTS OF THE INVESTOR

Each Investor, severally and not jointly, covenants and agrees with the Company as follows:

7.1 Compliance with Law. Each Investor’s trading activities with respect to shares of the Company’s Common Stock will be in compliance with all applicable state and federal securities laws, rules and regulations and rules and regulations of any public market on which the Company’s Common Stock is listed.

7.2 Transfer Restrictions. The Investor’s acknowledge that (a) the Preferred Stock, Warrants and Shares underlying the Preferred Stock and Warrants have not been registered under the provisions of the 1933 Act, and may not be transferred unless (i) subsequently registered thereunder or (ii) the Investor shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that the Preferred Stock, Warrants and Shares underlying the Notes and Warrants to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; and (b) any sale of the Shares underlying the Preferred Stock and Warrants made in reliance on Rule 144 promulgated under the 1933 Act may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such securities under circumstances in which the seller, or the person through whom the sale is made, may be deemed to be an underwriter, as that term is used in the 1933 Act, may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder. Each Investor agrees that until the Restriction Termination Date it will not sell the Common Stock short or effect any sales based upon market-based metrics.

SECURITIES PURCHASE AGREEMENT BETWEEN
ACHIEVERS MAGAZINE INC. AND XINGGUANG INVESTMENT CORPORATION LIMITED

7.3 Restrictive Legend. Each Investor acknowledges and agrees that the Securities and the Shares shall bear a restrictive legend and a stop-transfer order may be placed against transfer of any such Securities except that the requirement for a restrictive legend shall not apply to Shares sold pursuant to a current and effective registration statement or a sale pursuant Rule 144 or any successor rule.

Article 8

CONDITIONS PRECEDENT TO THE COMPANY’S OBLIGATIONS

The obligation of the Company to consummate the transactions contemplated hereby shall be subject to the fulfillment, on or prior to Closing Date, of the following conditions:

8.1 No Termination. This Agreement shall not have been terminated pursuant to Article 10 hereof.

8.2 Representations True and Correct. The representations and warranties of the Investor contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as if made on as of the Closing Date.

8.3 Compliance with Covenants. The Investor shall have performed and complied in all material respects with all covenants, agreements, and conditions required by this Agreement to be performed or complied by it prior to or at the Closing Date.

8.4 No Adverse Proceedings. On the Closing Date, no action or proceeding shall be pending by any public authority or individual or entity before any court or administrative body to restrain, enjoin, or otherwise prevent the consummation of this Agreement or the transactions contemplated hereby or to recover any damages or obtain other relief as a result of the transactions proposed hereby.

Article 9

CONDITIONS PRECEDENT TO INVESTOR’S OBLIGATIONS

The obligation of the Investor to consummate the transactions contemplated hereby shall be subject to the fulfillment, on or prior to Closing Date unless specified otherwise, of the following conditions:

9.1 No Termination. This Agreement shall not have been terminated pursuant to Article 10 hereof.

SECURITIES PURCHASE AGREEMENT BETWEEN
ACHIEVERS MAGAZINE INC. AND XINGGUANG INVESTMENT CORPORATION LIMITED

9.2 Representations True and Correct. The representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as if made on as of the Closing Date.

9.3 Compliance with Covenants . The Company shall have performed and complied in all material respects with all covenants, agreements, and conditions required by this Agreement to be performed or complied by it prior to or at the Closing Date.

9.4 No Adverse Proceedings. On the Closing Date, no action or proceeding shall be pending by any public authority or individual or entity before any court or administrative body to restrain, enjoin, or otherwise prevent the consummation of this Agreement or the transactions contemplated hereby or to recover any damages or obtain other relief as a result of the transactions proposed hereby.

Article 10

TERMINATION, AMENDMENT AND WAIVER

10.1 Termination. This Agreement may be terminated at any time prior to the Closing Date

10.1.1 by mutual written consent of the Investor and the Company;

10.1.2 by the Company upon a material breach of any representation, warranty, covenant or agreement on the part of any Investor set forth in this Agreement, or any Investor upon a material breach of any representation, warranty, covenant or agreement on the part of the Company set forth in this Agreement, or if any representation or warranty of the Company or the Investor, respectively, shall have become untrue, in either case such that any of the conditions set forth in Article 8 or Article 9 hereof would not be satisfied (a “Terminating Breach”), and such breach shall, if capable of cure, not have been cured within five (5) business days after receipt by the party in breach of a notice from the non-breaching party setting forth in detail the nature of such breach.

10.2 Effect of Termination. Except as otherwise provided herein, in the event of the termination of this Agreement pursuant to Section 10.1 hereof, there shall be no liability on the part of the Company or any Investor or any of their respective officers, directors, agents or other representatives and all rights and obligations of any party hereto shall cease.

10.3 Amendment and Waiver.

10.3.1 This Agreement may be amended by the parties hereto any time prior to the Closing Date by an instrument in writing signed by the parties hereto, subject to the provisions of Section 10.3.3; provided, however that the 4.9% Limitation may not be amended or waived.

10.3.2 At any time prior to the Closing Date, the Company or the Investor, as appropriate, may: (a) extend the time for the performance of any of the obligations or other acts of other party or; (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto which have been made to it or them; or (c) waive compliance with any of the agreements or conditions contained herein for its or their benefit other than the 4.9% Limitation which may not be waived. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party or parties to be bound thereby, subject to Section 10.3.3 of this Agreement.

SECURITIES PURCHASE AGREEMENT BETWEEN
ACHIEVERS MAGAZINE INC. AND XINGGUANG INVESTMENT CORPORATION LIMITED

10.3.3 Any amendment or waiver signed by the holders of 75% of the principal amount of the Note or, after the issuance of the Series A Preferred Stock, 75% of the holders of the then outstanding shares of Series A Preferred Stock, or, after the conversion of all shares of Series A Preferred Stock, the holders of Warrant to purchase a majority of the shares of Common Stock then issuable upon exercise of the Warrants, shall be deemed to be approval of the Investor; provided, that any amendment or waiver which changes the conversion rate or conversion price of the Notes or Series A Preferred Stock or the exercise price of the Warrants shall require the approval of all of the holders of the Warrants.

Article 11

GENERAL PROVISIONS

11.1 Transaction Costs Except as otherwise provided herein, each of the parties shall pay all of his or its costs and expenses (including attorney fees and other legal costs and expenses and accountants’ fees and other accounting costs and expenses) incurred by that party in connection with this Agreement.

11.2 Indemnification. The Investor agrees to indemnify, defend and hold the Company (following the Closing Date) and its officers and directors harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities or damages, including interest, penalties and reasonable attorney’s fees, that it shall incur or suffer, which arise out of or result from any breach of this Agreement by the Investor or failure by the Investor to perform with respect to the representations, warranties or covenants contained in this Agreement or in any exhibit or other instrument furnished or to be furnished under this Agreement. The Company agrees to indemnify, defend and hold the Investor (following the Closing Date) harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities or damages, including interest, penalties and reasonable attorney’s fees, that it shall incur or suffer, which arise out of, result from or relate to any breach of this Agreement or failure by the Company to perform with respect to the representations, warranties or covenants contained in this Agreement or in any exhibit or other instrument furnished or to be furnished under this Agreement. In no event shall the Company or the Investor be entitled to recover consequential or punitive damages resulting from a breach or violation of this Agreement nor shall any party have any liability hereunder in the event of gross negligence or willful misconduct of the indemnified party. In the event of the failure of the Company to issue the Series A Preferred Stock and Warrants in violation of the provisions of this Agreement, the Investor, as their sole remedy, shall be entitled to pursue a remedy of specific performance upon tender into the Court an amount equal to the Purchase Price hereunder. The indemnification by the Investor shall be limited to $50,000.00. This Section 11.2 shall not relate to indemnification under the Registration Rights Agreement.

11.3 Headings. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

11.4 Entire Agreement. This Agreement (together with the Schedule, Exhibits, Warrants and documents referred to herein) constitute the entire agreement of the parties and supersede all prior agreements and undertakings, both written and oral, between the parties, or any of them, with respect to the subject matter hereof.

SECURITIES PURCHASE AGREEMENT BETWEEN
ACHIEVERS MAGAZINE INC. AND XINGGUANG INVESTMENT CORPORATION LIMITED

11.5 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been given (i) on the date they are delivered if delivered in person; (ii) on the date initially received if delivered by facsimile transmission followed by registered or certified mail confirmation; (iii) on the date delivered by an overnight courier service; or (iv) on the third business day after it is mailed by registered or certified mail, return receipt requested with postage and other fees prepaid as follows:

If to the Company:

Achievers Magazine Inc.
c/o Xinghe Xingyong Carbon Co., Ltd.
787 Xicheng Wai
Chengguantown
Xinghe County
Inner Mongolia, China
Attention: Dengyong Jin, CEO
Fax: 86-0474-7209799

With a copy to:

Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Attention: Asher S. Levitsky PC
E-mail: alevitsky@srff.com
Fax: (212) 930-9725
If to Investor:

XingGuang Investment Corporation Limited
#413 2731 Long Hunan Road
Shanghai 201315
E-mail: xingguangcn@gmail.com
Fax: 86-21-6819-7920

11.6 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any such term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

SECURITIES PURCHASE AGREEMENT BETWEEN
ACHIEVERS MAGAZINE INC. AND XINGGUANG INVESTMENT CORPORATION LIMITED

11.7 Binding Effect. All the terms and provisions of this Agreement whether so expressed or not, shall be binding upon, inure to the benefit of, and be enforceable by the parties and their respective administrators, executors, legal representatives, heirs, successors and assignees.

11.8 Preparation of Agreement. This Agreement shall not be construed more strongly against any party regardless of who is responsible for its preparation. The parties acknowledge each contributed and is equally responsible for its preparation. In resolving any dispute regarding, or construing any provision in, this Agreement, there shall be no presumption made or inference drawn because of the drafting history of the Agreement, or because of the inclusion of a provision not contained in a prior draft or the deletion or modification of a provision contained in a prior draft.

11.9 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to applicable principles of conflicts of law.

11.10 Jurisdiction; Waiver of Jury Trial. If any action is brought among the parties with respect to this Agreement or otherwise, by way of a claim or counterclaim, the parties agree that in any such action, and on all issues, the parties irrevocably waive their right to a trial by jury. Exclusive jurisdiction and venue for any such action shall be the federal and state courts situated in the City, County and State of New York. In the event suit or action is brought by any party under this Agreement to enforce any of its terms, or in any appeal therefrom, it is agreed that the prevailing party shall be entitled to reasonable attorneys fees to be fixed by the arbitrator, trial court, and/or appellate court if such party prevails on substantially all issues in dispute.

11.11 Preparation and Filing of Securities and Exchange Commission filings. The Investor shall reasonably assist and cooperate with the Company in the preparation of all filings with the SEC after the Closing Date due after the Closing Date.

11.12 Further Assurances, Cooperation. Each party shall, upon reasonable request by the other party, execute and deliver any additional documents necessary or desirable to complete the transactions herein pursuant to and in the manner contemplated by this Agreement. The parties hereto agree to cooperate and use their respective best efforts to consummate the transactions contemplated by this Agreement.

11.13 Survival. The representations, warranties, covenants and agreements made herein shall survive the Closing of the transaction contemplated hereby.

11.14 Third Parties. Except as disclosed in this Agreement, nothing in this Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the parties hereto and their respective administrators, executors, legal representatives, heirs, successors and assignees. Nothing in this Agreement is intended to relieve or discharge the obligation or liability of any third persons to any party to this Agreement, nor shall any provision give any third persons any right of subrogation or action over or against any party to this Agreement.

11.15 Failure or Indulgence Not Waiver; Remedies Cumulative. No failure or delay on the part of any party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty, covenant or agreement herein, nor shall nay single or partial exercise of any such right preclude other or further exercise thereof or of any other right. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

SECURITIES PURCHASE AGREEMENT BETWEEN
ACHIEVERS MAGAZINE INC. AND XINGGUANG INVESTMENT CORPORATION LIMITED

11.16 Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

[SIGNATURES ON FOLLOWING PAGE]

SECURITIES PURCHASE AGREEMENT BETWEEN
ACHIEVERS MAGAZINE INC. AND XINGGUANG INVESTMENT CORPORATION LIMITED

IN WITNESS WHEREOF, the Investor and the Company have as of the date first written above executed this Agreement.

THE COMPANY:

ACHIEVERS MAGAZINE INC.

/s/ Dengyong Jin
Dengyong Jin, CEO

INVESTOR:

XINGGUANG INVESTMENT CORPORATION LIMITED

By: /s/ Xiangxin Sun
Name: Xiangxin Sun
Title: President

SECURITIES PURCHASE AGREEMENT BETWEEN
ACHIEVERS MAGAZINE INC. AND XINGGUANG INVESTMENT CORPORATION LIMITED

Schedule A

Schedule 4.3.1
[Note to Vintage: Insert Excell spreadsheet here]

Exhibit A

[See Exhibit 99.11]

Exhibit B

[See Exhibit 4.1]

Exhibit C

[See Exhibit 99.2]

Exhibit D

[See Exhibit 99.12]

Exhibit E-1

[See Exhibit 99.13]

Exhibit E-2

[See Exhibit 99.14]